                                                                       EXHIBIT G

                         AGREEMENT RE JOINT FILING OF
                                 SCHEDULE 13D
                                 ------------


The undersigned hereby agrees as follows:

          (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

          (ii)  Each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated: December 27, 1999


                         BROWN'S DOCK, L.L.C.


                         By:     /s/ James C. Comis III
                              ----------------------------------
                         Print Name: James C. Comis III
                         Its:  Managing Director


                         INVERNESS/PHOENIX PARTNERS LP

                              By:  Inverness/Phoenix Capital LLC,
                              Its: General Partner

                              By:  Inverness Management Fund I LLC
                              Its: Managing Member

                              By:  WMD LLC
                              Its: General Partner

                              By:     /s/ W. McComb Dunwoody
                                   -----------------------------
                              Print Name: W. McComb Dunwoody
                              Its: Managing Member
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                         EXECUTIVE CAPITAL PARTNERS I LP

                              By:  Inverness/Phoenix Capital LLC,
                              Its: General Partner

                              By:  Inverness Management Fund I LLC
                              Its: Managing Member

                              By:  WMD LLC
                              Its: General Partner

                              By:     /s/ W. McComb Dunwoody
                                   -----------------------------
                              Print Name: W. McComb Dunwoody
                              Its: Managing Member


                         INVERNESS/PHOENIX CAPITAL LLC

                              By:  Inverness Management Fund I LLC
                              Its: Managing Member

                              By:  WMD LLC
                              Its: General Partner

                              By:    /s/ W. McComb Dunwoody
                                   -----------------------------
                              Print Name: W. McComb Dunwoody
                              Its: Managing Member


                         DCPM HOLDINGS, INC.

                         By:    /s/ Michael E. Haylon
                              ----------------------------------
                         Print Name: Michael E. Haylon
                         Its: Vice-President


                         PHOENIX HOME LIFE MUTUAL
                         INSURANCE COMPANY

                         By:   /s/ John H. Beers
                             -----------------------------------
                         Print Name:  John H. Beers
                         Its: Vice-President

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                         PHOENIX INVESTMENT PARTNERS, LTD.

                         By:   /s/ Michael E. Haylon
                              ----------------------------------
                         Print Name: Michael E. Haylon
                         Its:  Executive Vice-President


                         INVERNESS MANAGEMENT FUND I LLC

                              By:  WMD LLC, its General Partner

                              By:    /s/ W. McComb Dunwoody
                                   -----------------------------
                              Print Name: W. McComb Dunwoody
                              Its: Managing Member

                         WMD LLC

                              By:    /s/ W. McComb Dunwoody
                                   -----------------------------
                              Print Name: W. McComb Dunwoody
                              Its: Managing Member



                         J.C. COMIS LLC

                              By:    /s/ James C. Comis III
                                  ------------------------------
                              Print Name:  James C. Comis III
                              Its: Managing Member


                           /s/ W. McComb Dunwoody
                         ---------------------------------------
                         W. McComb Dunwoody



                           /s/ James C. Comis III
                         ---------------------------------------
                         James C. Comis III